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                                                                      EXHIBIT 21

                 SUBSIDIARIES OF CENTENNIAL COMMUNICATIONS CORP.
                             A DELAWARE CORPORATION


                                                              STATE OR COUNTRY
NAME OF COMPANY                                               OF ORGANIZATION
All America Cables and Radio, Inc.                            Grand Cayman
Bauce Communications of Beaumont, Inc.                        Oregon
Bauce Communications, Inc.                                    Oregon
Centennial Beauregard Cellular LLC                            Delaware
Centennial Beauregard Holding Corp.                           Delaware
Centennial Benton Harbor Cellular Corp.                       Delaware
Centennial Benton Harbor Holding Corp.                        Delaware
Centennial Caldwell Cellular Corp.                            Delaware
Centennial Caribbean Holding Corp.                            Delaware
Centennial Cellular Operating Company LLC                     Delaware
Centennial Cellular Telephone Company of Del Norte            Delaware
Centennial Cellular Telephone Company of Lawrence             Delaware
Centennial Cellular Telephone Company of Sacramento Valley    Delaware
Centennial Cellular Telephone Company of San Francisco        Delaware
Centennial Cellular Tri-State Operating Partnership           Delaware
Centennial Claiborne Cellular Corp.                           Delaware
Centennial Clinton Cellular Corp.                             Delaware
Centennial Dominican Republic Holding Corp.                   Delaware
Centennial Florida Switch Corp.                               Delaware
Centennial Hammond Cellular LLC                               Delaware
Centennial Iberia Holding Corp.                               Delaware
Centennial Jackson Cellular Corp.                             Delaware
Centennial Jamaica Infochannel Holding Corp.                  Delaware
Centennial Jamaica Operations Corp.                           Delaware
Centennial Lafayette Cellular Corp.                           Delaware
Centennial Louisiana Holding Corp.                            Delaware
Centennial Mega Comm Holding Corp.                            Delaware
Centennial Michiana License Co. LLC                           Delaware
Centennial Michigan RSA 6 Cellular Corp.                      Delaware
Centennial Michigan RSA 7 Cellular Corp.                      Delaware
Centennial Morehouse Cellular LLC                             Delaware
Centennial Puerto Rico Cable TV Corp.                         Delaware
Centennial Puerto Rico Holding Corp. I                        Delaware
Centennial Puerto Rico Holding Corp. II                       Delaware
Centennial Puerto Rico License Corp.                          Delaware
Centennial Puerto Rico Operations Corp.                       Delaware
Centennial Randolph Cellular LLC                              Delaware
Centennial Randolph Holding Corp.                             Delaware
Centennial Southeast License Company LLC                      Delaware
Century Beaumont Cellular Corp.                               Delaware
Century Cellular Realty Corp.                                 Delaware
Century Elkhart Cellular Corp.                                Delaware
Century Indiana Cellular Corp.                                Delaware
Century Michiana Cellular Corp.                               Delaware
Century Michigan Cellular Corp.                               Delaware
Century Southbend Cellular Corp.                              Delaware
Elkhart Cellular Telephone Company                            Delaware
Elkhart Metronet Inc.                                         Indiana
Lafayette Cellular Telephone Company                          Delaware
Mega Comm LLC                                                 Delaware
Michiana Metronet Inc.                                        Indiana
Centennial Digital Jamaica Limited                            Jamaica
Infochannel Limited                                           Jamaica
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
Servicios Moviles de Comunicaciones, S.A.                     Dominican Republic
Southbend Metronet Inc.                                       Indiana
Centennial SVLP LLC                                           Delaware
San Francisco Subsidiary Corp.                                Delaware
Centennial USVI Operations Corp.                              Delaware
Centennial Lafayette Communications LLC                       Delaware
Filcare Reinsurance Company Limited
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